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                                                                   Exhibit 10.30

                           GUARANTOR CONSENT AGREEMENT

     THIS GUARANTOR CONSENT AGREEMENT (this "Agreement"), dated as of March 26, 2003, is made in connection with that certain 2000 Amended and Restated Credit Agreement dated as of August 3, 2000 (as amended by that certain First Amendment to Credit Agreement dated as of March 28, 2001, that certain Amended and Restated Second Amendment to Credit Agreement dated as of September 11, 2001, and that certain Third Amendment to Credit Agreement dated as of March 29, 2002, the "Credit Agreement"), among Symbol Technologies, Inc. ("Borrower"), the several financial institutions party thereto (the "Banks") and Bank of America, N.A., as letter of credit issuing bank ("Letter of Credit Issuing Bank"), fronting bank for certain offshore currency loans ("Fronting Bank") and as administrative agent for the Banks ("Agent") by each of the undersigned Guarantors (as defined in the Credit Agreement). All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     Each of the Guarantors, in its capacity as a Guarantor, acknowledges that its consent to the Waiver Agreement dated as of March 26, 2003 among Borrower, the Banks party thereto and Agent (the "Waiver") is not required, but each of the Guarantors nevertheless does hereby consent to the Waiver. Furthermore, each of the Guarantors, in its capacity as a Guarantor, acknowledges that its execution and delivery of this Agreement does not and shall not be deemed to create a course of dealing or otherwise create any express or implied duty or course of conduct requiring its consent to any other past or future waiver or amendment. Nothing herein shall in any way limit any of the terms or provisions of the Guaranty of the Guarantors or any other Loan Document executed by the Guarantors (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.


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     IN WITNESS WHEREOF, each of the undersigned Guarantors has executed this
Guarantor Consent Agreement by its duly authorized officers as of the date above first written.

                                     GUARANTORS
                                     ----------
                                     SYMBOL TECHNOLOGIES
                                        INTERNATIONAL, INC. (Delaware)
                                     SYMBOL TECHNOLOGIES
                                        INTERNATIONAL, INC. (New York)
                                     SYMBOL TECHNOLOGIES FINANCE, INC.
                                     SYMBOLEASE, INC.
                                     SYMBOLEASE CANADA, INC.
                                     SYMBOL TECHNOLOGIES DELAWARE, INC.
                                     SYMBOL TECHNOLOGIES ASIA, INC.
                                     SYMBOL TECHNOLOGIES AFRICA, INC.
                                     SYMBOL PRODUCT DEVELOPMENT CORPORATION
                                     SYMBOL TECHNOLOGIES FLORIDA, INC.
                                     SYMBOL TECHNOLOGIES LATIN AMERICA, INC.
                                     TELXON-CORPORATION
                                        By: /s/ Leonard H. Goldner
                                        Name: Leonard H. Goldner
                                        Title: Executive Vice President,
                                               General Counsel & Secretary



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